UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
THE J. M. SMUCKER COMPANY 2022 Annual Meeting Vote by August 16, 2022 11:59 PM ET. For shares held in a Plan, vote by August 14, 2022 11:59 PM ET.

ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280

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 You invested in THE J. M. SMUCKER COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 17, 2022.

 Get informed before you vote

View The J. M. Smucker Company 2022 Proxy Statement and Notice of Annual Meeting of Shareholders, 2022 Annual Report, and Plan Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors whose term of office will expire in 2023.

Nominees:

	1a. Susan E. Chapman-Hughes	For

	1b. Paul J. Dolan	For

	1c. Jay L. Henderson	For

	1d. Jonathan E. Johnson III	For

	1e. Kirk L. Perry	For

	1f. Sandra Pianalto	For

	1g. Alex Shumate	For

	1h. Mark T. Smucker	For

	1i. Richard K. Smucker	For

	1j. Jodi L. Taylor	For

	1k. Dawn C. Willoughby	For

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2023 fiscal year.	For

3.	Advisory approval of the Company’s executive compensation.	For

4.	Adoption of amendments to the Company’s Amended Articles of Incorporation to eliminate the time phased voting provisions.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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